UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2020

Progenics Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-23143	13-3379479
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One World Trade Center, 47th Floor, New York, New York 10007
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (646) 975-2500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0013	PGNX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Intention to Resign by Patrick Fabbio

On February 28, 2020, Patrick Fabbio provided notice to the Board of Directors of Progenics Pharmaceuticals, Inc. (the “Company”) of his intention to resign as the Company’s Chief Financial Officer, effective March 27, 2020. As further described below, Mr. Fabbio has agreed to continue providing services to Progenics as a consultant following the effective date of his resignation until the earlier of the anticipated closing of the Company’s proposed merger with Lantheus Holdings, Inc. or May 15, 2020.

Consulting Services Agreement

On March 4, 2020, the Company entered into a consulting services agreement with Mr. Fabbio, with a term commencing on March 27 and continuing until the earlier of the effective date of the Company’s proposed merger with Lantheus Holdings, Inc. or May 15, 2020 unless terminated by either party as set forth therein (the “Consulting Agreement”). Under the Consulting Agreement, Mr. Fabbio will provide consulting services as requested by the Company. In consideration for Mr. Fabbio’s services, the Consulting Agreement provides that, if the proposed merger is consummated on or before July 1, 2020, Mr. Fabbio will be paid $180,000 upon consummation of the merger. This payment was orginally provided for in his retention agreement with the Company, as previously described in the Company’s Current Report on Form 8-K filed on October 18, 2019, except that such payment will now be made in a single lump sum upon the closing of the Merger and will not be contingent on Mr. Fabbio’s continued service with the Company after the closing.

The foregoing description of the Consulting Agreement is not complete and is qualified in its entirety by the full text of the Consulting Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.             Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit No.	Document

10.1	Consulting Services Agreement, dated as of March 4, 2020, by and between Progenics Pharmaceuticals, Inc. and Patrick Fabbio.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROGENICS PHARMACEUTICALS, INC.

By:	/s/ David W. Mims
David W. Mims
Interim Chief Executive Officer

Date: March 4, 2020